                                                                    Exhibit 10.1

                  AGREEMENT dated as of February 14, 2000 among Silversmith Acquisition Corp., a Delaware corporation ("BUYER"), and the holders (the "STOCKHOLDERS") of the shares of common stock, $0.10 par value (the "SHARES"), of Sterling Software, Inc., a Delaware CORPORATION (THE "COMPANY"), LISTED ON THE SIGNATURE PAGES HEREOF.

                  In order to induce Buyer and Computer Associates International, Inc., a Delaware corporation ("PARENT"), to enter into an Agreement and Plan of Merger (the "MERGER AGREEMENT") with the Company, Buyer has requested that the Stockholders, and the Stockholders have agreed, to enter into this Agreement.

                  The parties hereto agree as follows:

                                    ARTICLE I

                                  TENDER OFFER

                  SECTION 1.1. TENDER OF SHARES. (a) Each Stockholder hereby agrees, pursuant to the terms and subject to the conditions set forth herein, to tender for exchange in the Offer (defined in the Merger Agreement) all Shares currently owned by such Stockholder as set forth on the signature page hereto and any additional Shares acquired by such Stockholder (whether by purchase or otherwise) after the date of this Agreement (such "STOCKHOLDER'S SHARES" and, collectively, the "STOCKHOLDER SHARES").

                  (b) Not later than two days prior to the expiration of the Offer (and within five business days of any acquisition by each Stockholder of any additional Shares), each Stockholder shall, as appropriate, (x) deliver to the Exchange Agent (the "EXCHANGE AGENT") designated in the Offer (i) a letter of transmittal with respect to such Stockholder's Shares complying with the terms of the Offer together with instructions directing the Exchange Agent to make payment for such Shares directly to the Stockholder, (ii) a certificate or certificates representing such Stockholder's Shares and (iii) all other documents or instruments required to be delivered pursuant to the terms of the Offer (such documents in clauses (i) through (iii) collectively being hereinafter referred to as the "TENDER DOCUMENTS"), and/or (y) instruct its broker or such other person who is the holder of record of any Shares Beneficially Owned (as defined herein) by such Stockholder to tender such Shares for exchange in the Offer pursuant to the terms and conditions of the Offer.

                  (c) No Stockholder shall withdraw any tender effected in accordance with Section 1.1(b).

                                   ARTICLE II

                                 GRANT OF PROXY

                  SECTION 2.1. PROXY. Each Stockholder hereby revokes any and all previous proxies granted with respect to such Stockholder's Shares. Each Stockholder, by this

Agreement, with respect to such Stockholder's Shares, does hereby constitute and appoint Buyer, or any nominee of Buyer, with full power of substitution, as its true and lawful attorney and proxy, for and in its name, place and stead, to vote each of such Stockholder's Shares as its proxy, at every annual, special or adjourned meeting, or solicitation of consents, of the stockholders of the Company (including the right to sign its name (as stockholder) to any consent, certificate or other document relating to the Company that the law of the State of Delaware may permit or require) (i) in favor of the adoption of the Merger Agreement and this Agreement and approval of the Merger (defined in the Merger Agreement) and the other transactions contemplated hereby and by the Merger Agreement, (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination between the Company and any person or entity (other than the Merger) or any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement not being fulfilled and (iii) in favor of any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement and this Agreement. Each Stockholder further agrees to cause such Stockholder's Shares that are outstanding and owned by it beneficially to be voted in accordance with the foregoing. The proxy granted by each Stockholder pursuant to this Article II is irrevocable, is coupled with an interest and is granted in consideration of Buyer's entering into this Agreement and the Merger Agreement; provided, however, that such proxy shall be revoked upon termination of the Merger Agreement in accordance with its terms.

                                   ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

                  Each of the Stockholders severally represents and warrants to the Buyer that:

                  SECTION 3.1. VALID TITLE. Such Stockholder is the sole, true, lawful and beneficial owner of such Stockholder's Shares with no restrictions on such Stockholder's voting rights or rights of disposition pertaining thereto, except for any such restrictions contemplated herein. Except as may be the case under the arrangements referenced in the footnotes at the end of this Agreement, none of such Stockholder's Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.

                  SECTION 3.2. NON-CONTRAVENTION. The execution, delivery and performance by such Stockholder of this Agreement and, subject to compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), and securities laws, as applicable, the consummation of the transactions contemplated hereby (i) are within such Stockholder's powers, have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person), (ii) require no action by or in respect of, or filing with, any governmental body, agency, official or authority and (iii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of such Stockholder or to a loss of any material benefit of such Stockholder under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on such Stockholder or result in the imposition of any lien on any asset of such Stockholder other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not (a) materially impair the ability of Stockholder to perform such Stockholder's obligations under this Agreement or (b) prevent or delay the consummation of any of the transactions contemplated hereby. No consent, approval, order or authorization of, or registration, declaration or filing with or exemption by any Federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign, is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated by this Agreement, except for applicable requirements, if any, of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations thereunder. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform such Agreement.

                  SECTION 3.3. BINDING EFFECT. This Agreement has been duly executed and delivered by such Stockholder and, assuming that this Agreement constitutes the valid and binding obligations of the other parties hereto, is the valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

                  SECTION 3.4. TOTAL SHARES. Each Stockholder is the record and Beneficial Owner of the number of Shares set forth next to such Stockholder's name on the signature pages hereto. Such Shares constitute all of the Shares owned of record or Beneficially Owned by such Stockholder as of the date hereof. Except as set forth on such signature pages, neither such Stockholder nor any beneficial owner or owners of such Stockholder's Shares own any options to purchase or rights to subscribe for or otherwise acquire any securities of the Company. Each Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Article II of this Agreement, sole power of disposition, sole power of conversion and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares beneficially owned by such Stockholder with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. The terms "BENEFICIALLY OWN" or "BENEFICIAL OWNERSHIP" with respect to any securities shall mean having "BENEFICIAL OWNERSHIP" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

                  SECTION 3.5. FINDER'S FEES. No investment banker, broker or finder is entitled to a commission or fee from Buyer in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

                  The Buyer represents and warrants to each of the Stockholders:

                  SECTION 4.1. CORPORATE POWER AND AUTHORITY. Buyer has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and is a valid and binding agreement of Buyer, enforceable against it in accordance with its terms.

                  SECTION 4.2. NON-CONTRAVENTION. The execution, delivery and performance by Buyer of this Agreement and, subject to compliance with the HSR Act and securities laws, as applicable, the consummation of the transactions contemplated hereby (i) require no action by or in respect of, or filing with, any governmental body, agency, official or authority and (ii) do not and will not contravene or constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of Buyer or to a loss of any material benefit of Buyer under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on Buyer or result in the imposition of any lien on any asset of Buyer other than any such conflicts, breaches, violations, defaults, obligations, rights or losses that individually or in the aggregate would not
(a) materially impair the ability of Buyer to perform Buyer's obligations under this Agreement or (b) prevent or delay the consummation of any of the transactions contemplated hereby. No consent, approval, order or authorization of, or registration, declaration or filing with or exemption by any Federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign, is required by or with respect to Buyer in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated by this Agreement, except for applicable requirements, if any, of the HSR Act, the Securities Act of 1933, Sections 13 and 16 of the Exchange Act and the rules and regulations thereunder.

                                    ARTICLE V

                          COVENANTS OF THE STOCKHOLDERS

                  Each of the Stockholders hereby covenants and agrees that:

                  SECTION 5.1. NO PROXIES FOR OR ENCUMBRANCES ON STOCKHOLDER SHARES. Except pursuant to the terms of this Agreement or the Tender Documents, such Stockholder shall not, without the prior written consent of Buyer, directly or indirectly, (i) grant any proxies (other than proxies relating to the election of management's slate of directors at an annual meeting of the Company's stockholders, and other routine matters which would not require the filing of a preliminary proxy statement under Rule 14a-6(a) of the Exchange Act) or enter into any voting trust or other agreement or arrangement with respect to the voting of any such Stockholder's Shares or (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any such Stockholder's Shares during the term of this Agreement. Except as permitted by the preceding sentences, such Stockholder shall not seek or solicit any such sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or assignment or understanding and agrees to notify Buyer promptly and to provide all details requested by Buyer if such Stockholder shall be approached or solicited, directly or indirectly, by any person with respect to any of the foregoing.

                  SECTION 5.2. NO SHOPPING. Such Stockholder, in the capacity as a stockholder, shall not directly or indirectly (i) subject to the fiduciary duty under applicable law of such Stockholder as a director of the Company (if such Stockholder is such a director) as further provided in the Merger Agreement, solicit, initiate or encourage (or authorize any person to solicit, initiate or encourage) any inquiry, proposal or offer from any person to acquire the business, property or capital stock of the Company or any direct or indirect subsidiary thereof, or any acquisition of a substantial equity interest in, or a substantial amount of the assets of, the Company or any direct or indirect subsidiary thereof, whether by merger, purchase of assets, tender offer or other transaction or (ii) subject to the fiduciary duty under applicable law of such Stockholder as a director of the Company (if such Stockholder is such a director) as further provided in the Merger Agreement, participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek any of the foregoing. Such Stockholder shall promptly advise Buyer of the terms of any communications it may receive in the capacity as a stockholder relating to any of the foregoing.

                  SECTION 5.3. CONDUCT OF STOCKHOLDERS. Such Stockholder will not (i) take, agree or commit to take any action that would make any representation and warranty of such Stockholder hereunder inaccurate in any respect as of any time prior to the termination of this Agreement or (ii) omit, or agree or commit to omit, to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

                  SECTION 5.4. DISCLOSURE. Each Stockholder hereby permits Buyer to publish and disclose in the offer documents and, if approval of the Company's stockholders is required under applicable law, a proxy statement (including all documents and schedules filed with the SEC) their identity and ownership of the Shares and the nature of their commitments, arrangements and understandings under this Agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  SECTION 6.1. EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

                  SECTION 6.2. ADDITIONAL AGREEMENTS. Subject to the terms and conditions of this Agreement, each of the Buyer and each Stockholder, in the capacity as a Stockholder, agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements or restrictions of any kind to which such party is a party or by which such party is governed or bound, to consummate and make effective the transactions contemplated by this Agreement.

                  SECTION 6.3. TERMINATION. This Agreement and the proxies granted pursuant to Section 2.1 will terminate immediately upon the termination of the Merger Agreement in accordance with its terms.

                  SECTION 6.4. SPECIFIC PERFORMANCE. The parties hereto agree that the Buyer may be irreparably damaged if for any reason any Stockholder failed to tender in the Offer, and to not withdraw, such Stockholder's Shares (or other securities covered by this Agreement) in accordance with the terms of this Agreement or to perform any of its other obligations under this Agreement, and that the Buyer would not have an adequate remedy at law for money damages in such event. Accordingly, the Buyer shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by each Stockholder. This provision is without prejudice to any other rights that the Buyer may have against any Stockholder for any failure to perform its obligations under this Agreement.

                  SECTION 6.5. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to such party at its address set forth on the signature page hereto.

                  SECTION 6.6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Agreement shall not survive delivery of and payment for the Stockholder Shares or the termination of this Agreement.

                  SECTION 6.7. AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by all the parties hereto.

                  SECTION 6.8. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, PROVIDED that Buyer may assign its rights and obligations to any affiliate of Buyer and PROVIDED, FURTHER, that no Stockholder may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the Buyer.

                  SECTION 6.9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF

CONFLICTS OF LAWS THEREOF, EXCEPT TO THE EXTENT DELAWARE OR FEDERAL LAW MANDATORILY GOVERNS.

                  SECTION 6.10. JURISDICTION. Each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of any court of the United States located in the State of Delaware or of any Delaware state court in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

                  SECTION 6.11. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          SILVERSMITH ACQUISITION CORP.

                                          By:  /s/ Steven M. Woghin
                                             ---------------------------
                                                   Steven M. Woghin
                                                   Vice President
                                                   Computer Associates
                                                    International, Inc.
                                                   One Computer Associates Plaza
                                                   Islandia, New York  11788
                                                   Fax: (516) 342-3300

     SHARES                   OPTIONS
      -0-                 100,000 @ $27.625
                                                   /s/ Paul V. Barber
                                                   ---------------------------
                                                       Paul V. Barber
                                                       c/o JMI Services
                                                       12680 High Bluff Drive
                                                       Suite 200
                                                       San Diego, CA 92130
                                                       Fax:

     SHARES                   OPTIONS
     15,700                75,000 @ $14.125
                                                   /s/  Robert J. Donachie
                                                   ---------------------------
                                                        Robert J. Donachie
                                                        c/o The Donachie Company
                                                        4925 Greenville Avenue
                                                        Suite 730
                                                        Dallas, Texas  75206
                                                        Fax: (214) 369-2190

     SHARES                   OPTIONS
      1,600                10,000 @ $14.125
                                                   /s/ Michael C. French
                                                   ---------------------------
                                                       Michael C. French
                                                       3840 Greenbrier
                                                       Dallas, Texas 75225
                                                       Fax: (214) 368-1116

     SHARES                   OPTIONS
  2,130 (ESPP)             50,000 @ $13.625
  284 (401(k))            125,000 @ $15.625        /s/ F.L. "Mike" Harvey
                                                   ---------------------------
                                                       F.L. "Mike" Harvey
                                                       6302 Windcrest Drive
                                                       Apt. 727
                                                       Plano, Texas  75024
                                                       Fax: (972) 801-6067


     SHARES                   OPTIONS
  1,489 (ESPP)             73,600 @ $14.125
  479 (401(k))             72,400 @ $13.625        /s/ Don J. McDermett, Jr.
                           84,000 @ $25.9375       ---------------------------
                           60,000 @ $20.1875           Don J. McDermett, Jr.
                                                       4543 Rheims Place
                                                       Dallas, Texas  75205
                                                       Fax: (214) 520-3307
     SHARES                   OPTIONS
 5,000 (Ptshp.)           100,000 @ $14.125
                                                   /s/ Donald R. Miller, Jr.
                                                   ---------------------------
                                                       Donald R. Miller, Jr.
                                                       6800 Hunters Glen
                                                       Dallas, Texas  75205
                                                       Fax: (214)

     SHARES                   OPTIONS
    95 (ESPP)             200,000 @ $14.125
 11,536 (401(k))           50,000 @ $13.625        /s/ B. Carole Morton
     57,750                50,000 @ $25.9375       ---------------------------
                                                       B. Carole Morton
                                                       17233 Orozco Street
                                                       Granada Hills, CA  91344
                                                       Fax: (818)

     SHARES                   OPTIONS
      -0-                  75,000 @ $14.1875
                                                   /s/ Alan W. Steelman
    (Does not include                              ---------------------------
     Shares held by                                    Alan W. Steelman
     family members)                                   7112 Round Hill Road
                                                       McKinney, Texas  75070
                                                       Fax: (972) 569-9314

     SHARES                   OPTIONS
  2,080 (ESPP)             51,000 @ $14.125
 6,232 (401(k))           109,000 @ $15.625        /s/ Mark A. Theel
  1,404 (IRA)              90,000 @ $25.9375       ---------------------------
(Does not include shares                               Mark A. Theel
held by family members)                                Three St. Andrews Court
                                                       Frisco, Texas  75034
                                                       Fax: (972) 624-0719

     SHARES                   OPTIONS
  2,251 (ESPP)            775,000 @ $14.125
 9,964 (401(k))            50,000 @ $13.625        /s/ Geno P. Tolari
                                                   ---------------------------
                                                       Geno P. Tolari
                                                       5300 Deloache Avenue
                                                       Dallas, Texas  75220
                                                       Fax: (214) 691-0671

     SHARES                   OPTIONS
7,000 (Family Trusts)   3,200,000 @ $14.125
   520 (401(k))           400,000 @ $13.625        /s/ Sterling L. Williams
(Does not include shares                           ---------------------------
held by family members)                                Sterling L. Williams
                                                       3618 N. Versailles
                                                       Dallas, Texas 75220
                                                       Fax: (214) 520-6454

     SHARES                   OPTIONS
  1,273 (ESPP)            197,400 @ $15.625
  231 (401(k))            100,000 @ $25.9375       /s/ R. Logan Wray
                           77,600 @ $20.1875       ---------------------------
                                                       R. Logan Wray
                                                       5212 Farquhar
                                                       Dallas, Texas 75209
                                                       Fax: (214) 358-3261

     SHARES                   OPTIONS
883,398 (Family Trusts) 800,000 @ $14.125 (Ptshp.)
 513,148 (Ptshp.)       100,000 @ $13.625 (Ptshp.) /s/ Charles J. Wyly, Jr.
  4,200 (401(k))                                   ---------------------------
                                                       Charles J. Wyly, Jr.
                                                       5906 Deloache Avenue
                                                       Dallas, Texas  75225
                                                       Fax: (214)

     SHARES                   OPTIONS
 158,880 (Ptshp.)       200,000 @ $14.125 (Ptshp.)
  425 (401(k))                                     /s/ Evan A. Wyly
                                                   ---------------------------
                                                       Evan A. Wyly
                                                       6107 St. Andrews
                                                       Dallas, Texas  75205
                                                       Fax: (214)

     SHARES                   OPTIONS
521,458 (Family Trusts) 1,525,000 @ $14.125
 227,224 (Ptshp.)         200,000 @ $13.625        /s/ Sam Wyly
  4,799 (401(k))                                   ---------------------------
(Does not include                                      Sam Wyly
shares/options held                                    3905 Beverly Drive
by family members)                                     Dallas, Texas 75205
                                                       Fax: (214) 880-4092